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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 9, 1999



                       SYNTHETIC BLOOD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


            NEW JERSEY                    2-31909              22-3067701
   (State or other jurisdiction         (Commission         (I.R.S. Employer
        of incorporation)               File Number)        Identification No.)


                    2685 CULVER AVENUE KETTERING, OHIO 45429
          (Address of principal executive offices, including Zip Code)

                                  937-298-6070
              (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant

(a). Previous independent accountants

        On July 9, 1999 the Company dismissed Deloitte & Touche LLP as its independent accountants effective as of the Company's fiscal year ended April 30, 1999.

        The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

        The reports of Deloitte & Touche LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principle. These reports were modified to include an explanatory paragraph regarding an uncertainty as to the Company's ability to continue as a going concern.

        In connection with its audits for the two most recent fiscal years and through July 9, 1999 there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their reports on the financial statements for such years.


        In connection with its audits for the two most recent fiscal years and through July 9, 1999, there were no reportable events (as defined in Regulations S-K Item 304(a)(1)(v)).

        The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 13, 1999 is filed as Exhibit 16 to this Form 8-K.



(b). New independent accountants

        On July 9, 1999, the Company selected Grant Thornton LLP to act as its independent accountants effective as of the Company's fiscal year ended April 30, 1999.

        During the two most recent fiscal years and through July 9, 1999, the Registrant has not consulted with Grant Thornton LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements.


Item 7.  Financial Statements and Exhibits



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        The following exhibits are filed as part of this Current Report on Form
8-K:


Exhibit
Number                       Exhibit
---------                    --------
   16          Letter from Deloitte & Touche LLP to the SEC dated July 13, 1999.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 14, 1999

                                        SYNTHETIC BLOOD INTERNATIONAL, INC.



                                              By:  /s/ David H. Johnson
                                              --------------------------
                                              David H. Johnson
                                              Chief Financial Officer



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                                INDEX TO EXHIBITS


                                                      Sequentially Numbered
                                                              Page
                                                              ----
16    Letter from Deloitte & Touche LLP to
         the SEC dated July 13, 1999.                          5



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